Exhibit 10.1

                    RESIGNATION AND GENERAL RELEASE AGREEMENT

        This Resignation and General Release Agreement (AGREEMENT), is dated as of this 2nd day of October, 2002 by and between R. Luke Stefanko, an individual
(LUKE), and Point.360, a California corporation (COMPANY).

        In consideration of the covenants undertaken and the releases contained in this Agreement, Luke and the Company agree as follows:

        1. Luke shall resign in all capacities as an officer, director and as an employee of the Company and each of its subsidiaries and affiliates, such resignations to be effective as of the end of business on the date hereof.

        2. Luke shall use his best efforts to facilitate the transition of existing relationships managed by him to the Company. Luke shall return to the Company, and shall not take or copy in any form or manner, lists of customers, prices, marketing plans and similar confidential and proprietary materials or information. Luke represents to the Company that all documents pertaining to the Company, but exclusive of personal items, in his possession whether located on the Company's premises, at his home or elsewhere, have been returned to the Company and that he has not retained copies in any form. This representation applies to all forms of written materials, including but not limited to schematics, diagrams, formulations, tapes, descriptions of inventions and products, operator manuals, maintenance manuals, training manuals, software manuals, software code, technical memoranda, financial information, marketing plans, identities of customers and vendors, contract terms and information obtained in confidence from customers and vendors. Luke hereby acknowledges that all of the aforesaid information and materials constitute TRADE SECRETS of the Company and are confidential and he reaffirms his obligation not to disclose any confidential or trade secret information to any third party and not to use the information for any purpose whatsoever except as expressly authorized in writing by an authorized representative of the Company.

        3. Luke, on behalf of himself, his descendants, dependents, heirs, executors, administrators, assigns, and successors, and each of them, hereby covenants not to sue and fully releases and discharges the Company, its directors, officers, agents, attorneys, advisors, insurers, employees, stockholders, representatives, assigns and successors, past and present, and each of them (hereinafter together and collectively referred to as COMPANY RELEASEES) with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys' fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which Luke now owns or holds or has at any time heretofore owned or held as against said Company Releasees, arising out of or in any way connected with his employment or other relationships with the Company or his resignation from employment or any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said Company Releasees, or any of them, committed or omitted prior to the date of this Agreement.
Notwithstanding the foregoing, this Release shall not apply to the Company's obligations under the Agreement pursuant to which the Company purchased Woodholly Productions.

        4. The Company, on behalf of itself, its administrators, assigns, and successors, and each of them (hereinafter collectively referred to as the COMPANY RELEASORS) hereby covenants not to sue and fully releases and discharges Luke and his agents, attorneys, advisors, insurers, representatives, assigns and successors, heirs, executors and administrators past and present, and each of them (hereinafter collectively referred to as RELEASEES), with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys' fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which any Company Releasor now owns or holds or has at any time heretofore owned or held as against said Releasees and each of them, arising out

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of or in any way connected  with the  Company's  employment of Luke or Company's other relationships with Releasees, Luke's resignation from employment, or any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said Releasees, committed or omitted prior to the date of this Agreement. Notwithstanding the foregoing, this Release shall not apply to (i) Luke's obligation to repay the Company by December 31, 2002 all remaining principal and interest on Luke's note to the Company dated August 28, 2000 (the STEFANKO NOTE), in the principal amount of $850,000; (ii) the obligations of Luke and any other Releasee under this Agreement, or the Consulting Agreement or Noncompetition Agreement executed in connection herewith or (iii) any conduct of Luke or any other Releasee constituting fraud,
intentional   misconduct  or  gross  negligence   against  the  Company  or  its
subsidiaries or with respect to Luke's performance of his duties while an officer and/or employee of the Company and its subsidiaries.

        5. It is the intention of the parties in executing this instrument that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, each party hereby expressly WAIVES any and all rights and benefits conferred upon such party by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE
        RELEASES, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

        6. Each party acknowledges that such party may hereafter discover claims or facts in addition to or different from those which such party now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this Agreement. Nevertheless, such party hereby waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Each party acknowledges that such party understands the significance and consequences of such release and such specific waiver of SECTION 1542.

        7. Luke acknowledges that by reason of his positions with the Company he had access to lists of customers, prices, marketing plans, and similar confidential or proprietary materials or information respecting the Company's business affairs. Luke represents that he will hold all information confidential and that he will not use such confidential information and relationships for any competitive business (which term herein includes a partnership, firm, corporation or any other entity) without the prior written consent of Company, subject to the terms and provisions of that certain Non-Competition Agreement entered into simultaneously with the execution of this Agreement by Luke and the Company. Each of the parties to this Agreement acknowledges that it or he is not aware of any claims against the other party hereto, except for the Company's rights under the Stefanko Note.

        8. Each of the parties hereto agrees that the terms and conditions of this Agreement shall remain confidential as between the parties and shall not be disclosed to any other person except for their respective attorneys, tax advisors, bankers or other professional advisors or except as otherwise required by law and legal process or in the event of public disclosure of such matters by the Company. Without limiting the generality of the foregoing, neither of the parties hereto will respond to or in any way participate in or contribute to any public discussion, notice or other publicity concerning, or in any way relating to, execution of this Agreement or the events (including any negotiations) which led to its execution. Without limiting the generality of the foregoing, each of the parties hereto specifically agrees that such party shall not disclose information regarding this Agreement to any current or former employee of the Company; provided, however, that the Company shall disclose information regarding this Agreement to those employees of the Company who are currently aware of this Agreement, and any current or future employees of the Company who may need to be involved, in the course of their employment, in enforcing claims under this Agreement or in otherwise administering this Agreement.

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       9. Each party  hereto  warrants and  represents  that such party has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof.

        10. Luke and the Company each acknowledge that any employment or contractual relationship between them has terminated, and that they have no further employment or contractual relationship except as may arise out of this Agreement, or the Noncompetition Agreement or Consulting Agreement executed in connection herewith, or after the date of this Agreement. Notwithstanding the foregoing, the parties agree that Luke and the Company intend to enter into a consulting agreement in substantially the form attached hereto as EXHIBIT A. In addition, the Company shall continue to provide Luke his current health care coverage and auto insurance coverage through December 31, 2002.

        11. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

        12. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

        13. This Agreement may be executed in counterparts.

        14. Any dispute or controversy between Luke and the Company or any Company Releasee in any way arising out of, related to, or connected with this Agreement or the subject matter hereof, shall be resolved through final and binding arbitration in Los Angeles, California, pursuant to ss.ss. 1282-1284.2 of the California Civil Procedure Code (the CCP). The arbitration shall be before a single arbitrator of the American Arbitration Association (unless, pursuant to applicable federal employment law, rules or regulations a panel is required, in which case such arbitration shall be before a panel mutually agreeable to the parties thereto) who shall be mutually agreeable to the parties thereto, and the arbitration shall be governed by the rules applicable thereto promulgated by the American Arbitration Association. Notwithstanding anything in the aforementioned sections of the CCP to the contrary, the parties shall be permitted to conduct unlimited discovery (as if the subject matter of the arbitration were pending before a superior court of the State of California in a civil action which was not classified as a limited civil case) in accordance with Chapter 2 of the CCP commencing with ss. 1985, and Article 3 of the CCP commencing with ss. 2016 of Chapter 3 of Title 3 of Part IV. By this Agreement the parties have provided, in accord with CCP ss. 1283.1, that CCP ss. 1283.05 is applicable to this Agreement, except that the limitations on depositions set forth in CCP ss. 1283.05, subdivision (e) do not apply to discovery in the event of an arbitrated dispute under this Agreement.

        15. If any party hereto brings an action or proceeding hereunder to enforce the terms hereof, the prevailing party shall be entitled to recover from the other party all of such prevailing party's attorneys' fees, costs and expenses incurred in such action or proceeding.

        16. In entering this Agreement, the parties represent that they have relied upon the advice of their attorneys, who are attorneys of their own choice, and that the terms of this Agreement have been completely read and explained to them by their attorneys, and that those terms are fully understood and voluntarily accepted by them.

        17. The Company shall promptly reimburse Luke for his reasonable attorney's fees incurred in connection with Luke's resignation and consulting arrangements, up to a maximum of $5,000.

        18. All parties agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force to the basic terms and intent of this Agreement and which are not inconsistent with its terms.

        19. Neither this Agreement nor any rights or obligations hereunder are assignable except by an agreement in writing signed by each of the parties hereto. This Agreement shall be binding upon and inure to the benefit of each party and its or his successors and such permitted assigns.

        20. The waiver by any party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach by such party.

        21. Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

        I have read the foregoing Agreement and I accept and agree to the provisions it contains and hereby execute it voluntarily with full understanding of its consequences.

        EXECUTED as of this 2nd day of October 2002 in Los Angeles County, California.


                                                /s/ R. Luke Stefanko
                                                    -------------------
                                                    R. Luke Stefanko

        EXECUTED as of this 2nd day of October 2002 in Los Angeles, California.

                                    POINT.360


                                           By:  /s/ Haig S. Bagerdjian
                                                    -------------------
                                                    Haig S. Bagerdjian
                                                    Chairman of the Board


                                           By:  /s/ Alan Steel
                                                    -------------------
                                                    Alan Steel
                                                    Chief Financial Officer


                                   ENDORSEMENT

        I, R. Luke Stefanko, had decided to sign the Agreement prior to the expiration of the 21-day period required by certain laws.

        EXECUTED as of this 2nd day of October 2002, in Los Angeles County, California.


                                                /s/ R. Luke Stefanko
                                                    -------------------
                                                    R. Luke Stefanko

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                                    EXHIBIT A

                              CONSULTING AGREEMENT


                       See Exhibit 10.2 to this Form 8-K.